Exhibit 32.2

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB of Arbor EnTech Corporation (the “Company”) for the fiscal quarter ended October 31, 2003, as filed with the Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”), Mark Shefts, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report for the fiscal quarter ended October 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                  The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 12, 2003	s/Mark Shefts
Mark Shefts
Chief Financial Officer